"Ultrasound Assisted Oxidative Desulfurization"

World Refining Summit
Vienna, Austria

November 2, 2009

Florian J. Schattenmann

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in "Item 1A. Risk Factors" section contained in our most recent 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission ("SEC"). These documents are available through our web site, http://www.sulphco.com, or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to "we," us," "our," "our company," and "SulphCo" refer to SulphCo, Inc., a Nevada corporation.

Outline

- Desulfurization – the regulatory picture
- Hydrodesulfurization (HDS)
- Challenges of HDS
- Introduction to oxidative desulfurization
- SulphCo's desulfurization technology
  - Diesel "finishing"
  - Other applications
- Potential benefits of ultrasound assisted ODS

Desulfurization – The Regulatory Picture

- Established to prevent SO_x emissions due to fuel combustion (EPA)
- U.S. gasoline: 30 ppm sulfur
- U.S. On-road diesel: 15 ppm sulfur
- U.S. Non-road diesel:

Non-Road Diesel Fuel Standards.

Who	Covered Fuel	2006	2007	2008	2009	2010	2011	2012	2013	2014
Large Refiners & Importers	Non-road	500+ ppm	500 ppm	500 ppm	500 ppm	15 ppm	15 ppm	15 ppm	15 ppm	15 ppm
Large Refiners & Importers	Locomotive & Marine	500+ ppm	500 ppm	500 ppm	500 ppm	500 ppm	500 ppm	15 ppm	15 ppm	15 ppm
Small Refiners & other exceptions	Non-road, Locomotive & Marine	500+ ppm	500+ ppm	500+ ppm	500+ ppm	500 ppm	500 ppm	500 ppm	500 ppm	15 ppm

http://www.clean-diesel.org/

- European diesel: 10 ppm
- Pipeline sulfur specifications are tightening
- What's next? Heating oil…

Hydrodesulfurization


Heat
Pressure
Catalyst



- Chemical process to remove sulfur from refined petroleum products
- Requires heat, pressure and catalyst
- Not limited to sulfur (nitrogen, aromatics, olefins also react)
- H_2S is subsequently converted to elemental sulfur

Challenges of Hydrodesulfurization


CH3
CH3
S
H
H
H
H
H
H
+ 5 H2
P > 800 psi
T > 650 F
+ H2S

Ultra low sulfur (ULSD):

- Capital cost – high pressure HDS
- Operating cost/utilities – high operating temperature and pressure
- Catalyst – high catalyst cost; limited catalyst life
- Carbon footprint – high hydrogen and operating energy usage

Oxidative Desulfurization (ODS)


S
+ 2 H2O2
ΔT
Catalyst
O
O
S
+ 2 H2O

- Chemistry:
  - Oxidation of sulfur species (focus on thiophenic sulfur)
  - Catalysts: acids, heteropolyanions ($PX_{12-n}Y_nO_{40}{}^{(3+n)-}$)
  - Oxidants: H_2O_2; *tert*-BuOOH
  - Phase transfer catalysts (oil-water systems)

- Separation:
  - Extraction – liquid-liquid separation
  - Adsorption

- Focus of a variety of companies: http://www.e2env.com/HE.pdf

Ultrasound-Assisted Oxidative Desulfurization



Conversion of DBT to DBTO, %
Time, min
with Ultrasound
w/o Ultrasound

Conversion of DBT to DBTO with and without the use of ultrasound

- Chemistry: oil, H_2O_2 solution, catalyst, phase transfer reagent
- Original patent assigned to SulphCo
- Un-optimized technology

Ultrasound greatly enhances reactivity

Mei, H.; Mei, B. W.; Yen, T. F. *Fuel,* **82**, 405 (2003)

SulphCo's Approach to Oxidative Desulfurization

Chemistry

- Oxidant: H_2O_2 etc.
- Oxygen transfer catalyst



DBT
H2O2
Catalyst/PTA
DBTS

Ultrasound

- Frequency: 18 kHz
- Amplitude: 40-120 µm



Separation

- Gravity separation
- Adsorption
- Extraction

Sonocracking™ Process

Sonocracking™: The application of sonochemistry to petroleum-based liquids combining ultrasound with proprietary catalysts and oxidants.



magnet
probe
reaction chamber
H2O
Sulfur Compound
Oil
Electricity
A
B
C
Hydrocarbon Separation

A. Oil, water and additives flow together towards the reaction chamber.

B. In the reaction chamber, the ultrasound probe causes cavitation (formation of small bubbles). These bubbles expand and then collapse, creating energy and heat that facilitates chemical reactions.

C. Oxygen is attached to sulfur compounds thereby changing their chemical composition.



Chemical reaction inside reaction chamber

How Does Ultrasound Do It?

SulphCo's patented technology uses high-power ultrasound to induce cavitation in a water/oil stream, which when combined with proprietary additives allows for chemical reactions to occur.

Cavitation bubbles grow, become unstable and collapse from the negative pressure of sound wave fronts in the liquid.



The collapse, or implosion, of the bubbles generates intense excess heat and pressure in and around every nanometer-sized bubble resulting in intense shear, mixing and high localized pressure and temperature.

The intense mixing and highly localized intense heat and pressure allow for complex chemical reactions to occur at relatively low temperatures and pressures in the bulk system

Sulfur Species Distribution – Before & After Process



Feed: API = 36.3;
%S = 0.62%
Thiophenes
DBT
2-MDBT
4,6-DMDBT
Sulfones
DBTS
Intensity
Boiling Point
Crude Oil Feed
After Treatment

- Technology: efficient conversion of sulfides to sulfones
- **Sulfones** have much **higher boiling points**, are **more polar** and **hydrotreat easier**
- Sonocracking^{TM} performs best on hard-to-hydrotreat sulfur compounds (e.g. thiophenes)

Example: Crude Oil Fractions – Treated vs. Untreated


Distilled
Treated & Distilled
Treated, Distilled & Extracted
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Naphtha: 60% reduction
Kerosene: 80% reduction
Diesel: 90% reduction
VGO: 70% reduction
223
42
42
670
108
59
4499
1409
429
8320
7383
2358
Naphtha
Kerosene
Diesel
Vacuum Gas Oil
Residuals
Intensity
Feed
After Treatment
Boiling Point

Shifts Sulfur from Middle Distillate to Heavier Fractions

Diesel – Sulfur Distribution Before & After Process



Thiophenes
DBT
2-MDBT
4,6-DMDBT
Sulfones
DBTS
Diesel Feed
Treated Diesel
Treated Diesel (repeat)
Shift in Boiling Point
Intensity
Boiling Point

- Significant conversion of S species to sulfones
- Consistent and reliable process

Sonocracking™ Process: Focus on Diesel Fuel



POTENTIAL PROCESS LOCATION
Products
LIGHTS TO GAS PLANT
LPG
NAPHTHA
TO NAPHTHA HDS
Chemicals, Gasoline
KEROSENE
TO KEROSENE HDS
Jet Fuel, Paraffin
CRUDE UNIT
DIESEL OPTION 1
Diesel HDS
TO SULFONE ADSORPTION
Focus area
Desalter
DIESEL OPTION 2
Diesel HDS
DIESEL PRODUCT
Diesel Fuels
GASOIL
TO GASOIL HDS + FCC
Gasoline, Diesel Blending
Crude Oil to Refinery
VACUUM GASOIL
VACUUM DISTILLATION

- Option 1: LSD (<500 ppm) to ULSD (<10 ppm)
- Option 2: SulphCo process followed by HDS

PARC Hydrotreating Study – Hydrogen Usage Profile



% Hydrogen Consumption vs. % Sulfur Reduction
(Untreated Diesel)
% Hydrogen Consumption
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
93%
94%
95%
96%
97%
98%
99%
100%
% Sulfur Reduction

- Removal of the final 1% of sulfur requires >40% of total hydrogen (for diesel tested)
- Generic behavior should hold true for majority of diesel fuels
- Many options for cost/benefit optimization (Hydrogen usage, catalyst life, etc.)

PARC Hydrotreating Study – Specific Gravity



Diesel Fuel Specific Gravity vs. ppm Sulfur
(hydrotreated)
Specific Gravity
0.868
0.866
0.864
0.862
0.86
0.858
0.856
0.854
0.852
0.85
0.848
feed
50.5 ppm
33.6 ppm
24.8 ppm
14.3 ppm
6.8 ppm

Specific Gravity benefits are already realized under mild hydrotreating conditions
50 ppm vs. 7 ppm (for diesel tested)

Ultra Low Sulfur Diesel "Finishing"


Conversion
Removal
S
+ 2 H_2O_2
Ultrasound
Catalyst
O
O
S
+ 2 H_2O
Adsorption


Blue: Partially Hydrotreated Feed (33 ppm)
Red: Treated at 50°C
Green: Treated at 50°C and absorbed (10 ppm)
Intensity
Boiling Point

- Significant conversion of sulfur compounds to oxidized species
- Sulfoxides and sulfones easily removed to yield ULSD

Process Parameter Optimization


Blue: Partially Hydrotreated Feed (32.9 ppm)
Red: Treated at 4ºC and absorbed (22.5 ppm)
Green: Treated at 22ºC and absorbed (15.4 ppm)
Magenta: Treated at 50ºC and absorbed (10.0 ppm)
Intensity
0.5
1
1.5
2
2.5
3
3.5
min
Boiling Point

- GC scans show effect of Sonocracking™ treatment and removal of sulfur
- Increasing temperature results in lower sulfur levels

Separation – Adsorption of Sulfones



Water Quench Drum
DIESEL FROM SULPHCO
QUENCH WATER
O2 PURGE
Coalescer
De-oiler
AQUEOUS RECYCLE
PURGE
Post Filter
BED WASH
Sulfone Adsorbers
PRODUCT DIESEL

BASIS FEED: DIESEL

- No high-intensity hydro-treating required
- Target application: LSD to ULSD

Other Applications: “Transmix” Diesel


Blue: "Transmix" diesel feed
Red: Treated
Green: Treated and absorbed
Intensity
Boiling Point
0.5
1
1.5
2
2.5

- Significant conversion of sulfur compounds to oxidized species
- Sulfoxides and sulfones easily removed from fuel

Other Applications: Mercaptan Removal

Applications: natural gas condensate, natural gasoline

Chemistry:

Conversion | Removal



3 H2O2
Catalyst 1
H3C—SH
H3C—S(O2)—OH
Water wash
H2O2
Catalyst 2
H3C—S—S—CH3

- Mercaptans show high reactivity in Sonocracking™ process
- No adsorption required

Typical Equipment Installation



SulphCo's Systems are designed for easy integration into existing plants

SulphCo Process: Potential Benefits

Commercial:

- Upgrade off-road diesel & heating oil → Higher value diesel
- Reduce downgrading of high sulfur diesel to resid → Better refining economics
- Increase on-spec diesel production → Reduce biodiesel or other blending components
- Increase flexibility of crude slate → Ability to optimize crude oil cost

Hydrodesulfurization (HDS) Operations:

- Conversion of dibenzothiophenes to sulfones → Avoid high pressure HDS
- Milder HDS operating conditions → Reduced incremental hydrogen production
- Increase HDS catalyst life → Fewer turnarounds and downtime
- Debottleneck existing HDS units → Increased throughput/Lower unit cost
- Lower-cost alternative to HDS → Increase life of refineries limited by HDS or CAPEX constraints

Carbon Footprint:

- Less hydrogen required and produced → Lower CO_2 production
- Lower HDS temperature and pressure → Reduces operating energy requirements

Several Significant Economic Advantages; Overall Benefits are Application Specific

Acknowledgements

Robert Banzouzi
Maribel Barin
Clay Chambers
William Hoy
Wyatt Hubble
Mark Fremin
Ludovic Massamba
Parfait Miakatsindila
David Montano
David Ramage
Robert Rivenbark
Larry Ryan
Rick Sell
Nick Shurgott
David Wintergrass